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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-KA


                            Current Report Pursuant
                         To Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):  August 14, 1996


                                  USTEL, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                   Minnesota
                 (State or Other Jurisdiction of incorporation)


         0-24098                                     95-4362330
(Commission File Number)               (I.R.S. Employer Identification No.)


                         2775 South Rainbow Blvd., #102
                            Las Vegas, Nevada 89102
          (Address of Principal Executive Offices, Including Zip Code)


                                 (702) 247-7400
              (Registrant's Telephone Number, Including Area Code)
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ITEM 7:   FINANCIAL STATEMENTS

     (a) Financial Statements of Consortium 2000, Inc. as of June 30, 1996, attached hereto, as Exhibit 99.1

     (b)  Proforma Financial Information, attached hereto as Exhibit 99.2

     (c)  Exhibits.

          There is attached hereto the following exhibits:

                                  EXHIBITS

             Exhibit No.          Description of Exhibits
             -----------          -----------------------

                 23               Consent of BDO Seidman, LLP

                 99.1             Financial Statements of Consortium 2000, Inc.
                                  as of June 30, 1996

                 99.2             Proforma Financial Information


SIGNATURES:

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UStel, Inc.

                                    By: /s/ Wouter van Biene
                                       ------------------------------------
                                            Wouter van Biene
                                            Chief Financial Officer


                                    Dated:  February 19, 1997
                                          ---------------------------------